UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2016

TELCO CUBA, INC.

 (Exact of registrant as specified in its charter)

Nevada    000-53157   98-0546544

State or other jurisdiction of incorporation

Commission File Number

 IRS Employer Identification №.

2001 Hollywood Blvd., Suite 202, Hollywood, FL

   33020

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code (305) 747-7647

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Due to funding restrictions, the commencement of our year-end audit to be filed with Form 10-K and completion of the Amgentech audit to be filed with Form 8-K/A have been delayed.  We have since secured the necessary financing to complete both these audits.  Barring any unforeseen circumstances, we anticipate completion by April 30, 2016.

We anticipate starting operations of our mobile cell phone service, including direct communications between the United States to Cuba in the next 30 days.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

March 15, 2016

/s/ William Sanchez

By: William Sanchez, CEO and President